UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2015

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2015, the Board of Directors of PowerSecure International, Inc., a Delaware corporation (the “Company”), appointed Eric Dupont as Executive Vice President and Chief Financial Officer of the Company. Mr. Dupont previously served as the Company’s Executive Vice President of Finance and Administration since September 2014. Mr. Dupont will also serve as the Company’s Secretary and Treasurer.

Mr. Dupont, age 42, joined the Company in March 2013 as the Vice President, Finance of PowerSecure, Inc., a Delaware corporation and wholly-owned subsidiary of the Company. Prior to joining the Company, he served from June 2008 to February 2013 in a variety of positions with Lime Energy Co., an energy services company based on Huntersville, North Carolina, including ultimately as Vice President of Operations. From 2004 through June 2008, Mr. Dupont served as Chief Financial Officer of Applied Energy Management, Inc., a Cornelius, North Carolina based energy efficiency services company, which was acquired by Lime Energy Co. in June 2008. From 1998 through 2004, he served as the Director of Structured Finance for Ameresco, Inc., formerly DukeSolutions, Inc., a Duke Energy subsidiary. He also worked for KPMG Peat Marwick LLP from 1995 through 1998 as a Supervising Senior. Mr. Dupont graduated Cum Laude with a Bachelor of Science in Business Administration from Appalachian State University and holds a master’s degree in taxation from the University of Denver.

Mr. Dupont’s compensation is described in the Company’s definitive Proxy Statement filed April 24, 2015. Mr. Dupont’s Employment and Non-Competition Agreement, dated as of September 16, 2014, was filed by the Company on September 18, 2014 as an exhibit to a Current Report on Form 8-K.

Christopher T. Hutter, who previously served as the Company’s Executive Vice President, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer, will continue to serve as the Company’s Executive Vice President and Chief Operating Officer, enabling him to focus his full time and attention on the Company’s operations. Mr. Hutter will also serve as the Company’s Assistant Secretary.

The Company issued a press release on October 19, 2015 announcing Mr. Dupont’s promotion as Chief Financial Officer. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of PowerSecure International, Inc., issued October 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

	By:	/s/ Sidney Hinton
Sidney Hinton
President and Chief Executive Officer

Dated: October 19, 2015

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